Stockcar Stocks Index Fund

a separate series of the

Stockcar Stocks Mutual Fund, Inc.

Supplement dated June 7, 2010

To Prospectus dated February 25, 2010

On June 1, 2010, the Board of Directors of Stockcar Stocks Mutual Fund, Inc. (the “Company”) decided to terminate Peak Wealth Opportunities, LLC as the Investment Advisor of the Stockcar Stocks Index Fund (the “Adviser”) effective June 1, 2010.

On June 1 2010, after deliberate consideration of alternative courses of action, the Board of Directors of the Company determined that it is in the best interests of the Fund’s shareholders to close the Fund and provide for its orderly dissolution. Accordingly, the Directors have authorized the officers of the Company to take all appropriate actions necessary for the liquidation of the Fund on or about August 1, 2010.  Upon the date of liquidation, those shareholders remaining in the Fund will have their shares redeemed and the proceeds will be distributed as directed.

As a result of these developments, the Fund is closed to new investors.  While undergoing an orderly liquidation, the Fund will invest in cash equivalents and will not be pursuing its investment objective.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO AUGUST 1, 2010 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  Prior to August 1, 2010, you may redeem your account, including reinvested distributions, in accordance with “How to Purchase and Sell Shares” section in the Prospectus.  If you have questions or need assistance, please contact Mutual Shareholder Services, LLC at 1-800-494-2755.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

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This supplement and the prospectus dated February 25, 2010 provide the information an investor ought to know and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated February 25. 2010, which is incorporated herein by reference and can be obtained without charge by calling 1- 800-494-2755.